UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
FORM 8-K
_______________
  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 10, 2020
_______________

Fortive Corporation
(Exact Name of Registrant as Specified in Its Charter)
_______________

Delaware
(State or Other Jurisdiction of Incorporation)

001-37654	47-5654583
(Commission File Number)	(IRS Employer Identification No.)

6920 Seaway Blvd
Everett,	WA	98203

(Address of principal executive offices)		(Zip code)
(425) 446-5000
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTV	New York Stock Exchange
5% Mandatory convertible preferred stock, Series A, par value $0.01 per share	FTV. PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On November 9, 2020, Fortive Corporation (the "Company") issued a press release announcing that the Company will participate in a publicly webcast presentation at the Baird 2020 Global Industrial Conference (the “Baird Conference”) on November 11, 2020 during which the Company may discuss, among other matters, recast historical financial information reflecting both the separation of Vontier Corporation on October 9, 2020 (the “Separation”) and the management of the Company in three reporting segments effective as of September 26, 2020 (the “Segmentation”). In advance of the Company’s presentation at the Baird Conference, the Company will post on its website recast historical financial information reflecting the Separation and the Segmentation (the “Recast Historical Financial Information”). A copy of the Recast Historical Financial Information is furnished herewith as Exhibit 99.1 and incorporated by reference herein. The information set forth in this Item 2.02 of this Current Report on Form 8-K and the Recast Historical Financial Information attached hereto as Exhibit 99.1 are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

99.1	Recast Historical Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

Date:	November 10, 2020	By:	/s/ Daniel B. Kim
Daniel B. Kim
Vice President - Associate General Counsel and Secretary